Exhibit 99.1

Akerna Makes $18M Investment in Anti-Counterfeiting Technology Leader solo sciences

The Deal Strengthens Akerna’s Ability to Deliver Global Supply Chain Transparency

DENVER — Nov. 26, 2019 — Counterfeit goods harm consumers and brands. To strengthen its leading technology platform and increase transparency in the global cannabis supply chain, Akerna (Nasdaq: KERN), a leading cannabis compliance technology provider and developer of the cannabis industry’s first seed-to-sale enterprise resource planning (ERP) software technology (MJ Platform®), has taken a majority stake in privately-held solo sciences inc, a recognized leader of patented anti-counterfeiting and consumer engagement technologies. The investment is another step in Akerna’s commitment to creating the pre-eminent global technology platform to address the entire supply chain and its regulatory bodies through accountability and transparency.

See how it works: https://hubs.ly/H0lW74R0

solo sciences tech platform is complementary to Akerna’s software platforms and is driving consumer safety through its anti-counterfeiting technology and alert functionality. Manufacturers that use a solo*CODE™ proprietary graphic trust mark on their product packaging enable consumers to scan products with the solo* phone app and learn if a product is real or fake and get real-time notifications.

“Akerna’s investment in solo is another step in our commitment to creating the pre-eminent global technology platform, addressing the entire supply chain and its regulatory bodies through accountability and transparency and will help us accelerate our growth and create a new industry standard,” said Jessica Billingsley, chief executive officer, Akerna. “From our perspective, this technology is important to consumer safety and transparency. Using solo*CODE and the solo* app, consumers can confirm product authenticity, get in-depth information about what they’re buying, and view related products.”

solo sciences technology surpasses legacy authentication tools by closing the loop between the user and the manufacturer. Holograms give a false sense of security, but each solo*CODE has a unique fingerprint for every package, augmented by the solo* app, which confirms if a product is real or fake. Beyond authentication, the app offers users a plethora of benefits, including learning about the product and earning rewards.

“Akerna and solo sciences share a vision to protect consumers from dangerous counterfeit cannabis products and vape cartridges—things that can kill you,” said Ashesh (Alex) Shah, founder, and chief executive officer, solo sciences. “Joining forces with Akerna allows us to accelerate our ability to innovate and deliver technology solutions that can improve consumer safety. We are one of the few – if any – technologies in the space that can actively push a recall notification to our users, which is critical in fighting the current vaping crisis, and in addressing other industry challenges.”

Key Facts:

●	In September, Akerna announced an exclusive partnership with solo sciences to enable brands to track seed-to-sale and provide customers with an easy way to verify product authenticity.

●	The Utah Department of Health and Department of Agriculture awarded Akerna a contract to implement its seed-to-sale tracking platform, Leaf Data Systems® (Leaf Data), for its medical cannabis program. Utah is the first state to use Leaf Data Systems with the solo*TAG as part of its traceability platform for cannabis businesses and regulatory bodies.

How Akerna and solo* tech are complementary: Akerna’s MJ Platform and solo*CODE innovative integrated technology for consumers and brands brings a consumer-facing mark designed to highlight the authenticity and signify transparency. MJ Platform – Akerna’s seed-to-sale system provides:

●	Transparency and accountability throughout the product life cycle, capturing every interaction with the plant and product from cultivation to sales. Now visibility extends to customers with the integration of solo*CODE.

●	solo*CODE (a unique graphic ID or “fingerprint” for each package) – can be integrated into ready-for-sale products, scanned via a mobile app free to the public and available so consumers can validate product authenticity and provide accurate information about the product’s life cycle while enabling the consumers to earn rewards across retailers, and give feedback directly to the brand.

●	solo* mobile-first, patented tech platform – leverages the power of today’s mobile devices by allowing the solo* app to scan the proprietary solo*CODE graphic mark to create a cryptographically secure closed-loop authentication system.

Akerna’s Leaf Data Systems and solo*TAG™ – an innovative, next-generation solution for state and national governments to securely track product and waste throughout the supply chain. Leaf Data systems track and trace software provides:

●	Real-time data to cannabis cultivators, infused product producers, dispensaries and collectives; tightly integrated with solo*TAG.

●	More transparency and accountability with Leaf Data’s closed-loop between governments and licensees eliminates alternate data collection sources, which reduces error, improves security, and increases accountability. The advanced solo*TAG technology is also assigned to each plant, batch, inventory item, and provides a chain-of-custody from seed-to-self for detailed transparency.

●	Less cost to licensees through solo science’s patented solo*TAG, a unique digital fingerprint that eliminates the need for expensive technologies like holograms and RFID. The solo*TAG can also cost a fraction of the cost of current tagging technology, reducing some of the compliance cost burdens for cannabis licensees.

●	Mobile capabilities with solo*TAG being mobile-app enabled, Leaf Data is now the first mobile-enabled, seed-to-sale government traceability platform for cannabis businesses and regulatory bodies.

Transaction Details:

A presentation that includes more details about the transaction will be filed with the SEC on Form 8-K and will be available soon on our website.

Call for Investors:

The Company will host a conference call on Tuesday, December 3, 2019, at 4:30 pm ET / 1:30 pm PT. To participate in the conference call, please dial 1-877-407-3982 (domestic) or 1-201-493-6780 (international). The passcode is 13697150. Please dial into the call at least five minutes before the scheduled start time.

The conference call will also be available via a live listen-only webcast and can be accessed through the Investor Relations section of Akerna’s website, www.akerna.com. For interested individuals unable to join the live conference call, a replay of the call will be available through Tuesday, December 17, 2019, at (844) 512-2921 (domestic) or (412) 317-6671 (international). The passcode for the call and replay is 13697150.

About Akerna:

Akerna is a global regulatory compliance technology company in the cannabis space. Akerna’s service offerings include MJ Platform®, Leaf Data Systems®, and solo sciences tech platform. Since its establishment in 2010, the company has tracked more than $16 billion in cannabis sales. As part of its business strategy, Akerna intends to grow through targeted, strategic acquisitions that are complementary to its current business and organically by accelerating its product development efforts. Akerna is based in Denver.

Forward-Looking Statements

Certain statements made in this release and in any accompanying statements by management are “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of significant known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Akerna’s control, that could cause actual results or outcomes (including, without limitation, the results of Akerna’s contracts, strategic initiatives, and business plans as described herein) to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include (i) Akerna’s ability to recognize the anticipated benefits of being a public company, (ii) competition, (iii) Akerna’s ability to grow and manage growth profitably, (iv) Akerna’s ability to maintain relationships with customers and suppliers and retain its management and key employees, (v) costs related to being a public company, (vi) changes in applicable laws or regulations, (vii) Akerna’s ability to identify and integrate acquisitions and achieve expected synergies and operating efficiencies in connection with acquired businesses, (viii) and other risks and uncertainties disclosed from time to time in Akerna’s filings with the U.S. Securities and Exchange Commission, including those under “Risk Factors” therein.  Actual results, performance, or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those vary from forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial and other information, are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond Akerna’s control. All information herein speaks only as of the date hereof, in the case of information about Akerna, or the date of such information, in the case of information from persons other than Akerna. Akerna undertakes no duty to update or revise the information contained herein. Forecasts and estimates regarding Akerna’s industry and end markets are based on sources believed to be reliable; however, there can be no assurance these forecasts and estimates will prove accurate in whole or in part.

Media Contact:	Investor Contact:
D. Nikki Wheeler	Jason Assad
303-514-2012	678-570-6791
Nikki.Wheeler@Akerna.Com	Jason.Assad@Akerna.Com

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